Exhibit 99.1

Greenidge Generation Announces Closing of Merger with Support.com

First Publicly Traded, Vertically Integrated Bitcoin Mining Company that is 100% Carbon Neutral

DRESDEN, N.Y., September 14, 2021 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the “Company”), a vertically integrated bitcoin mining and power generation company, has closed its previously announced merger with Support.com, Inc. (“Support.com”) (formerly NASDAQ: SPRT).

Greenidge expects its Class A Common Stock to commence trading tomorrow morning on the NASDAQ Global Select Market (“NASDAQ”) under the ticker ”GREE.” Support.com will continue to operate its existing lines of business as a wholly owned subsidiary of Greenidge. The combined company will be led by Greenidge Chief Executive Officer Jeff Kirt.

“The completion of this transaction marks a critical milestone in our journey, expanding our industry leadership as the first publicly traded, vertically integrated power generation and bitcoin miner of scale in North America,” Kirt said. “We are poised to create significant value by combining public market growth capital with our 100% carbon-neutral bitcoin mining business model as we expand our operations to additional locations, including our anticipated South Carolina facility.”

As previously announced, the exchange ratio for the merger has been determined and Support.com shareholders will receive 0.115 shares of Greenidge Class A Common Stock for each share of Support.com Common Stock held prior to closing.

A Form 8-K containing more detailed information regarding the merger transaction will be filed with the Securities and Exchange Commission.

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About Greenidge Generation Holdings Inc.

Greenidge Generation Holdings Inc. is a vertically integrated bitcoin mining and power generation company. Greenidge is committed to 100% carbon-neutral bitcoin mining at all of its locations by utilizing low-carbon sources of energy and offsetting its carbon footprint. Greenidge currently operates one facility in Upstate New York and expects to expand operations to a second location in South Carolina in the upcoming months, which will source the majority of its electricity from zero-carbon sources.

About Support.com, Inc.

Support.com, Inc. is a leading provider of customer and technical support solutions delivered by home-based employees. For more than twenty years, Support.com has achieved stellar results for global enterprise clients and top-tier businesses. Support.com’s proven, omnichannel solutions have been specifically designed and optimized for the homesourcing™ environment, resulting in industry-leading NPS scores and first call resolution rates. Support.com efficiently meets changing client needs through its highly scalable, global network of home-based employees and secure, proprietary, cloud-based platforms. For more information, please visit www.support.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect our financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “will,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this document include, among other things, statements regarding the prospects, development, business plan, business strategy and operations of Greenidge in the future. Forward-looking statements contained in this press release include, but are not limited to, statements concerning the current and future build out and acquisition plans of Greenidge. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Greenidge’s Risk Factors set forth in its filings with the Securities and Exchange Commission, as well as statements about or relating to or otherwise affected by: (i) the ability to recognize the anticipated objectives and benefits, including the anticipated tax treatment, of the acquisition of Support; (ii) changes in applicable laws, regulations or permits affecting Greenidge’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (iii) any failure to obtain adequate financing on a timely basis and on acceptable terms with regard to growth strategies or operations; (iv) fluctuations in the market pricing of bitcoin and other cryptocurrencies; (v) loss of public confidence in, or use cases of, bitcoin and other cryptocurrencies; (vi) the potential of cybercrime, money laundering, malware infections and phishing, and the costs associated with such issues; (vii) the potential of cryptocurrency market manipulation; (viii) the economics of mining cryptocurrency, including as to variables or factors affecting the cost, efficiency and profitability of mining; (ix) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of Greenidge, including mining equipment and equipment meeting the technical or other specifications required to achieve our growth strategy, (x) the possibility that Greenidge may be adversely affected by other economic, business or competitive factors, including factors affecting the industries in which it operates or upon which it relies and is dependent; (xi) the ability to expand successfully to other facilities, mine other cryptocurrencies or otherwise expand the business; (xii) changes in tax regulations applicable to us, our assets or cryptocurrencies, including bitcoin; (xiii) any litigation involving Greenidge; (xiv) costs and expenses relating to cryptocurrency transaction fees and fluctuation in cryptocurrency transaction fees; (xv) the condition of our physical assets, including that Greenidge’s single operating facility may realize material, if not total, loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage; (xvi) other risks and uncertainties related to the business plan, business strategy, acquisition strategy and buildout strategy of Greenidge; (xvii)the potential economic fallout resulting from the COVID-19 outbreak. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. The actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, changes in assumptions or otherwise, after the date of this press release.

For immediate release

Contact

Greenidge

IR: investorrelations@greenidge.com

Media: media@greenidge.com

Support.com

Investor Relations: IR@support.com